Medline Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

Exhibit 21.1

LIST OF SUBSIDIARIES

The following entities are subsidiaries of Medline Inc. as of the time of this offering

Name	Jurisdiction of Organization or Incorporation

Aplicare Products, LLC	Illinois

ASID BONZ GmbH	Germany

Centurion Medical Products, LP	Delaware

ESMA-Med-Uxbridge, LLC	Massachusetts

ESNY-Med-Montgomery, LLC	New York

Excelsior Medical, LLC	Illinois

Healthcare Recovery Services LLC	Illinois

MBSI, LLC	Illinois

Medical Sterilization Company (NLMX), LP	Delaware

Medical Sterilization Company (US), LP	Delaware

Medical Sterilization GP, LLC	Delaware

Medical Sterilization Holdings, LP	Delaware

Medline Asia Holdings Pte. Ltd.	Singapore

Medline Asia Trading	China

Medline Assembly Australia Pty Ltd	Australia

Medline Assembly France SAS	France

Medline Assembly Slovakia s.r.o.	Slovakia

Medline Austria GmbH	Austria

Medline Bermuda Holdings LLC	Delaware

Medline Borrower, LP	Delaware

Medline Canada, Corporation	Canada

Medline Chile SpA	Chile

Medline Co-Issuer, Inc.	Delaware

Medline Costa Rica Srl	Costa Rica

Medline DME GP, LLC	Delaware

Medline DME TN, LP	Delaware

Medline DME, LP	Delaware

Medline Healthcare Industries Private Limited	India

Medline Holdings, LP	Delaware

Medline Hong Kong Limited	Hong Kong

Medline Industries Asia Pte. Ltd.	Singapore

Medline Industries Holdings, L.P.	Delaware

Medline Industries Inc. FZCO	United Arab Emirates

Medline Industries India Private	India

Medline Industries Limited (UK)	United Kingdom

Medline Industries Malaysia SDN BHD	Malaysia

Medline Industries Singapore Pte. Ltd.	Singapore

Medline Industries, LP	Illinois

Medline Industries, LP (Shanghai) Ltd.	China

Medline Intermediate, LP	Delaware

Medline Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

Name	Jurisdiction of Organization or Incorporation

Medline International B.V.	Netherlands

Medline International Belgium B.V.	Belgium

Medline International Capital B.V.	Netherlands

Medline International Colombia S.A.S.	Colombia

Medline International CZ s.r.o.	Czech Republic

Medline International France SAS	France

Medline International Germany GmbH	Germany

Medline International Holdco, Inc.	Delaware

Medline International Iberia S.L.	Spain

Medline International Italy S.r.l	Italy

Medline International LLC	Illinois

Medline International Netherlands BV	Netherlands

Medline International New Zealand Limited	New Zealand

Medline International Portugal, Unipessoal Lda.	Portugal

Medline Services France SAS	France

Medline International Switzerland Sarl	Switzerland

Medline International Two Australia Pty Ltd.	Australia

Medline International Two, LLC	Illinois

Medline Ireland Limited	Ireland

Medline Japan G.K.	Japan

Medline Korea, LLC	South Korea

Medline Logistics Japan G.K.	Japan

Medline Malta Holdings Ltd.	Malta

Medline Mexico Holdings, LLC	Illinois

Medline Mexico S de RL de CV	Mexico

Medline Mills Industries LLC	Illinois

Medline Mills LLC	Illinois

Medline Operations France SAS	France

Medline Operations Germany GmbH	Germany

Medline Operations Italy S.r.l.	Italy

Medline Operations Ltd.	United Kingdom

Medline Panama Administration LLC S. de R.L.	Panama

Medline Panama LLC S. de R.L.	Panama

Medline Panama Sales LLC S. de R.L.	Panama

Medline Pharmacy LLC	Illinois

Medline Puerto Rico, LLC	Puerto Rico

Medline Real Estate Germany GmbH & Co. KG	Germany

Medline Regional Headquarters Company	Saudi Arabia

Medline Services Switzerland Sarl	Switzerland

Medline Services UK Ltd.	United Kingdom

Medline Shanghai Medical Products Co. Ltd.	China

Medline SI, Trgovina D.O.O.	Slovenia

Medline Slovakia s.r.o.	Slovakia

Medline Soluciones Medicas Holdings, LLC	Illinois

Medline Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

Name	Jurisdiction of Organization or Incorporation

Medline Soluciones Medicas, S de RL de CV	Mexico

Medline Sooner Acquisition, LLC	Illinois

Medline South Africa (PTY) Ltd.	South Africa

Medline Stellar Australia Pty Ltd.	Australia

Medline Stellar Germany GmbH	Germany

Medline Stellar Italy S.r.l.	Italy

Medline Stellar UK Ltd.	United Kingdom

Medline Supply Solutions Pty Ltd.	Australia

Medline Sweden AB	Sweden

Medline United Kingdom LLC	Illinois

Medline Ventures, LLC	Illinois

Medline Vietnam Trading Company Limited	Vietnam

Medline International Capital B.V.	Netherlands

MedTrans LLC	Delaware

Mexicali Directo Holdings, LLC	Illinois

Mexicali Directo AL Cliente S de RL de CV	Mexico

Microtek Dominicana Holdings, LLC	Delaware

Microtek Dominicana S.A.S.	Dominican Republic

Microtek Medical B.V.	Netherlands

Microtek Medical LLC	Delaware

Microtek Medical Malta Ltd.	Malta

ML Products, LLC	Oklahoma

MMS, L.L.C.	Oklahoma

Modular Medical Products N.T. Pty. Ltd.	Australia

Mozart GP, LLC	Delaware

Mozart Real Estate Holdings, LP	Delaware

Mozart Real Estate, LP	Delaware

MRE GP, LLC	Delaware

MRE Propco, LP	Delaware

MSMH NL, LLC	Illinois

Northpoint Medical Processing, LLC	Illinois

Nuevo Laredo Directo Al Cliente S. de R.L. de C.V.	Mexico

PDM Holdings, LLC	Illinois

PluroGen Therapeutics, LLC	Delaware

PMM Holdings, LLC	Illinois

PrefConnect, LLC	Texas

Productos Medline Mexicali S de RL de CV	Mexico

Productos Medline SA de CV	Mexico

RCI Hudson de Mexico S de RL de CV	Mexico

RCI Hudson Mexico Holdings, LLC	Illinois

Simcon International LLC	Illinois

Stellar Holdco, LLC	Delaware

Surgical Instrument Services and Savings, LLC	Nevada

Suture Express, LLC	Kansas

Medline Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

Name	Jurisdiction of Organization or Incorporation

TCS Nuevo Laredo, LLC	Delaware

Thin Candied Shell, LLC	Illinois

Thin Candy Shell, LLC	Michigan

Tri-State de Mexico S de RL de CV	Mexico

Tri-State Mexico Holdings, LLC	Illinois

United Medco, LLC	Florida